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                                     AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                                               ARTICLES SUPPLEMENTARY

         AMERICAN  CENTURY CAPITAL  PORTFOLIOS,  INC., a Maryland  corporation  whose principal  Maryland office is located in Baltimore,  Maryland (the  "Corporation"),  hereby  certifies to the State Department of Assessments and
Taxation of Maryland that:

         FIRST:  The Corporation is registered as an open-end company under the Investment Company Act of 1940.

         SECOND:  Pursuant to authority  expressly  vested in the Board of  Directors by Article  FIFTH and Article
SEVENTH of the Articles of  Incorporation  of the  Corporation,  the Board of Directors of the  Corporation has (i)
established  R Class  shares  of the Mid Cap  Value  Fund and  Value  Fund and  (ii)-increased  in some  cases  and decreased  in some  cases the  number of shares  of  capital  stock of  certain  series  that the  Corporation  has
authority  to  issue  in  accordance  with  Section  2-105(c)  of  the  Maryland   General   Corporation  Law  (the
"Reallocation").

         THIRD:  Immediately  prior to the  Reallocation  the  Corporation  had the authority to issue Five Billion
(5,000,000,000)  shares of capital stock.  Following the  Reallocation,  the Corporation has the authority to issue
Five Billion (5,000,000,000) shares of capital stock.

         FOURTH:  The par value of shares of the  Corporation's  capital  stock  before the  Reallocation  was, and after the Reallocation is, One Cent ($0.01) per share.

         FIFTH:  Immediately  prior to the  Reallocation,  the  aggregate par value of all shares of stock that the
Corporation  was  authorized  to issue  was  Fifty  Million  Dollars  ($50,000,000).  After  giving  effect  to the
Reallocation,  the aggregate par value of all shares of stock that the  Corporation is authorized to issue is Fifty
Million Dollars ($50,000,000).

         SIXTH:  Immediately  prior to the  Reallocation,  the seven (7) Series of stock of the Corporation and the number of shares and aggregate par value of each was as follows:

         Series                             Number of Shares  Aggregate Par Value

        Equity Income Fund                       1,255,000,000             $  12,550,000
        Value Fund                               1,230,000,000                12,300,000
        Real Estate Fund                           100,000,000                 1,000,000
        Small Cap Value Fund                       640,000,000                 6,400,000
        Equity Index Fund                          650,000,000                 6,500,000
        Large Company Value Fund                   560,000,000                 5,600,000
        Mid Cap Value Fund                         150,000,000                 1,500,000

The par value of each share of stock in each Series is One Cent ($0.01) per share.

         SEVENTH:  Immediately  prior to the  Reallocation,  the number of shares and  aggregate  par value of each allocated among the Classes of shares is as follows:



                                                                     Number of
                                                                     Shares                      Aggregate
         Series Name                    Class Name                   Allocated                   Par Value

        Equity Income Fund              Investor                     900,000,000                $9,000,000
                                        Institutional                  75,000,000                  750,000
                                        Service                                        0                 0
                                        R                              10,000,000                  100,000
                                        Advisor                      250,000,000                 2,500,000
                                        C                              20,000,000                  200,000

        Value Fund                      Investor                     900,000,000                $9,000,000
                                        Institutional                100,000,000                 1,000,000
                                        Service                                        0                 0
                                        Advisor                      150,000,000                 1,500,000
                                        C                              20,000,000                  200,000
                                        A                              50,000,000                  500,000
                                        B                              10,000,000                  100,000
                                        C II                                           0                 0

        Real Estate Fund                Investor                       60,000,000                 $600,000
                                        Institutional                  20,000,000                  200,000
                                        Service                                        0                 0
                                        Advisor                        20,000,000                  200,000

        Small Cap Value Fund            Investor                     400,000,000                $4,000,000
                                        Institutional                  70,000,000                  700,000
                                        Service                                        0                 0
                                        Advisor                      160,000,000                 1,600,000
                                        C                              10,000,000                  100,000

        Equity Index Fund               Investor                     100,000,000                $1,000,000
                                        Institutional                550,000,000                 5,500,000

       Large Company Value Fund         Investor                     225,000,000                $2,250,000
                                        Institutional                150,000,000                 1,500,000
                                        Service                                        0                 0
                                        Advisor                        50,000,000                  500,000
                                        C                              15,000,000                  150,000
                                        R                              10,000,000                  100,000
                                        A                            100,000,000                 1,000,000
                                        B                              10,000,000                  100,000
                                        C II                                           0                 0

        Mid Cap Value Fund              Investor                       50,000,000               $  500,000
                                        Institutional                  50,000,000               $  500,000
                                        Advisor                        50,000,000               $  500,000

         EIGHTH:  Pursuant to authority  expressly  vested in the Board of  Directors by Article  FIFTH and Article
SEVENTH of the  Articles of  Incorporation  of the  Corporation,  the Board of  Directors  of the  Corporation  has
allocated Five Billion  (5,000,000,000)  shares of the Five Billion  (5,000,000,000)  shares of authorized  capital stock of the Corporation among the seven (7) Series of stock of the Corporation as follows:

         Series                             Number of Shares  Aggregate Par Value

        Equity Income Fund                       1,390,000,000             $  13,900,000
        Value Fund                               1,280,000,000                12,800,000
        Real Estate Fund                           110,000,000                 1,100,000
        Small Cap Value Fund                       720,000,000                 7,200,000
        Equity Index Fund                          650,000,000                 6,500,000
        Large Company Value Fund                   690,000,000                 6,900,000
        Mid Cap Value Fund                         160,000,000                 1,600,000

         NINTH:  Pursuant to authority  expressly  vested in the Board of  Directors  by Article  FIFTH and Article
SEVENTH of the  Articles of  Incorporation,  the Board of  Directors of the  Corporation  (a) has duly  established classes  of  shares  (each  hereinafter  referred  to as a  "Class")  for the  Series of the  capital  stock of the
Corporation  and (b) has  allocated the shares  designated to the Series in Article  EIGHTH above among the Classes of  shares.  As a result of the  action  taken by the Board of  Directors,  the  Classes of shares of the seven (7)
Series of stock of the Corporation and the number of shares and aggregate par value of each is as follows:

                                                                     Number of
                                                                     Shares                      Aggregate
         Series Name                    Class Name                   Allocated                   Par Value

        Equity Income Fund              Investor                  1,000,000,000                $10,000,000
                                        Institutional                100,000,000                 1,000,000
                                        Service                                        0                 0
                                        R                              10,000,000                  100,000
                                        Advisor                      250,000,000                 2,500,000
                                        C                              30,000,000                  300,000

        Value Fund                      Investor                     900,000,000                $9,000,000
                                        Institutional                100,000,000                 1,000,000
                                        Service                                        0                 0
                                        R                              50,000,000                  500,000
                                        Advisor                      150,000,000                 1,500,000
                                        C                              20,000,000                  200,000
                                        A                              50,000,000                  500,000
                                        B                              10,000,000                  100,000
                                        C II                                           0                 0

        Real Estate Fund                Investor                       70,000,000                 $700,000
                                        Institutional                  20,000,000                  200,000
                                        Service                                        0                 0
                                        Advisor                        20,000,000                  200,000
                                                                     Shares                      Aggregate
         Series Name                    Class Name                   Allocated                   Par Value

        Small Cap Value Fund            Investor                     400,000,000                $4,000,000
                                        Institutional                100,000,000                 1,000,000
                                        Service                                        0                 0
                                        R                              50,000,000                  500,000
                                        Advisor                      160,000,000                 1,600,000
                                        C                              10,000,000                  100,000

        Equity Index Fund               Investor                     100,000,000                $1,000,000
                                        Institutional                550,000,000                 5,500,000

       Large Company Value Fund         Investor                     300,000,000                $3,000,000
                                        Institutional                200,000,000                 2,000,000
                                        Service                                        0                 0
                                        Advisor                        50,000,000                  500,000
                                        C                              20,000,000                  200,000
                                        R                              10,000,000                  100,000
                                        A                            100,000,000                 1,000,000
                                        B                              10,000,000                  100,000
                                        C II                                           0                 0

        Mid Cap Value Fund              Investor                       40,000,000               $  400,000
                                        Institutional                  40,000,000                  400,000
                                        Advisor                        40,000,000                  400,000
                                        R                              40,000,000                  400,000

         TENTH:  Except as otherwise  provided by the express provisions of these Articles  Supplementary,  nothing herein shall limit,  by inference or  otherwise,  the  discretionary  right of the Board of Directors to serialize, classify or reclassify  and issue any unissued  shares of any Series or Class or any unissued  shares that have not been  allocated to a Series or Class,  and to fix or alter all terms  thereof,  to the full extent  provided by the
Articles of Incorporation of the Corporation.

         ELEVENTH:  A description of the series and classes of shares,  including the  preferences,  conversion and other rights, voting powers, restrictions,  limitations as to dividends,  qualifications,  and terms and conditions for  redemption  is set forth in the  Articles  of  Incorporation  of the  Corporation  and is not changed by these
Articles Supplementary, except with respect to the creation and/or designation of the various Series.

         TWELFTH:  The Board of Directors of the  Corporation  duly adopted  resolutions  dividing  into Series and
Classes  the  authorized  capital  stock of the  Corporation  and  allocating  shares to each as set forth in these
Articles Supplementary.



         IN WITNESS WHEREOF, AMERICAN CENTURY CAPITAL PORTFOLIOS, INC. has caused these Articles Supplementary to be signed and acknowledged in its name and on its behalf by its Vice President and attested to by its Assistant Secretary on this 22nd day of
June, 2005.

ATTEST:                                     AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.



/s/ Otis H. Cowan                                          /s/ Charles A. Etherington______________
Name:  Otis H. Cowan                              Name:   Charles A. Etherington
Title:   Assistant Secretary                               Title:      Vice President


         THE UNDERSIGNED  Vice President of AMERICAN  CENTURY CAPITAL  PORTFOLIOS,  INC., who executed on behalf of said Corporation the foregoing  Articles  Supplementary  to the Charter,  of which this certificate is made a part, hereby  acknowledges,  in the name of and on behalf of said Corporation,  the foregoing  Articles  Supplementary to the  Charter  to be the  corporate  act of  said  Corporation,  and  further  certifies  that,  to the  best of his knowledge,  information  and belief,  the matters and facts set forth therein with respect to the approval  thereof are true in all material respects under the penalties of perjury.


Dated:  June 22, 2005                                /s/ Charles A. Etherington______________
                                                     Charles A. Etherington, Vice President
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